                      UNITED STATES BANKRUPTCY COURT
                     NORTHERN DISTRICT OF CALIFORNIA



In re:  MENLO ACQUISITION CORP.                     Case No.  96-41107-N
        FDBA FOCUS SURGERY, INC., Debtor.
EMPLOYER'S TAX IDENTIFICATION                       CHAPTER 11
NO.:      77-0332937                                MONTHLY OPERATING REPORT
                                                    (General Business Case)
--------------------------------------------------


                                    SUMMARY OF FINANCIAL STATUS



MONTH ENDED           MAR-98
                  --------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                             End of       End of       As of
                                                                            Current       Prior       Petition
2.  Asset/Liability Summary                                                  Month        Month        Filing
                                                                             -----        ------       ------
     CURRENT ASSETS (MARKET VALUE)                                           $238,540     $240,077     $502,204
                                                                          -----------   ----------  -----------
     TOTAL ASSETS (MARKET VALUE)                                             $238,540     $240,077   $2,152,204
                                                                          -----------   ----------  -----------
     CURRENT LIABILITIES                                                     $101,644     $116,405
                                                                          -----------   ----------  -----------
     TOTAL LIABILITIES                                                       $121,644     $116,405     $831,829
                                                                          -----------   ----------  -----------

                                                                                                      Petition
                                                                            Current       Prior       Date to
3.  Statement of Cash Receipts & Disbursements for Month                     Month        Month      Month End
                                                                             -----        ------     ---------
     a.  TOTAL RECEIPTS                                                          $613       $2,624   $1,510,444
                                                                          -----------   ----------  -----------
     b.  TOTAL DISBURSEMENTS                                                   $2,150     $267,363   $1,291,477
                                                                          -----------   ----------  -----------
     c.  EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS (a - b)           ($1,537)   ($264,739)    $218,967
                                                                          -----------   ----------  -----------
     d.  CASH BALANCE BEGINNING OF MONTH                                     $240,077     $504,816
                                                                          -----------   ----------
     e.  CASH BALANCE END OF MONTH (c + d)                                   $238,540     $240,077
                                                                          -----------   ----------
                                                                          -----------   ----------

4.  Post-petition Liabilities & Receivables                               Receivables               Liabilities
                                                                          -----------               -----------
     BALANCE AT END OF PREVIOUS MONTH                                                                  $116,405
                                                                          -----------               -----------
     BALANCE AT END OF CURRENT MONTH                                                                   $101,644
                                                                          -----------               -----------
5.  Past Due Post-Petition Liabilities
     BALANCE AT END OF PREVIOUS MONTH (OVER 30 DAYS)                                                         $0
                                                                                                    -----------
     BALANCE AT END OF CURRENT MONTH (OVER 30 DAYS)                                                          $0
                                                                                                    -----------

                                                                                           Yes           No
                                                                                           ---           --
6.  ARE ALL FEDERAL, STATE, AND LOCAL TAXES CURRENT? (IF NO, ATTACH
    SCHEDULE OF UNPAID ITEMS)                                                               X
                                                                                        ----------  -----------
7.  HAVE ANY PAYMENTS BEEN MADE TO PRE-PETITION CREDITORS, OTHER THAN
    PAYMENTS IN THE NORMAL COURSE TO SECURED CREDITORS OR LESSORS?
    (IF YES, ATTACH LISTING INCLUDING DATE OF PAYMENT, AMOUNT OF PAYMENT
    AND NAME OF PAYEE)                                                                                   X
                                                                                        ----------  -----------
8.  HAVE ANY PAYMENTS BEEN MADE TO OFFICERS, INSIDERS, SHAREHOLDERS,
    RELATIVES?  (IF YES, ATTACH LISTING INCLUDING DATE OF PAYMENT,
    AMOUNT AND REASON FOR PAYMENT, AND NAME OF PAYEE)                                                    X
                                                                                        ----------  -----------
9.  HAVE ANY PAYMENTS BEEN MADE TO PROFESSIONALS?  (IF YES, ATTACH
    LISTING INCLUDING DATE OF PAYMENT, AMOUNT OF PAYMENT AND NAME OF PAYEE)                              X
                                                                                        ----------  -----------
10. IF YOU ANSWERED YES TO LINE 7,8, OR 9, WERE ALL SUCH PAYMENTS APPROVED
    BY THE COURT?
                                                                                        ----------  -----------
11. IS THE ESTATE INSURED FOR REPLACEMENT COST OF ASSETS AND FOR GENERAL
    LIABILITY?                                                                                           X
                                                                                        ----------  -----------
12. ARE U.S. TRUSTEE QUARTERLY FEES CURRENT?                                                X
                                                                                        ----------  -----------

   I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE REVIEWED THE ABOVE SUMMARY AND ATTACHED FINANCIAL STATEMENTS, AND AFTER MAKING REASONABLE INQUIRY BELIEVE THAT THESE DOCUMENTS ARE CORRECT.


   Date:        APRIL  29, 1998                           /S/ Rick Redett
                ----------------------              ----------------------------
                                                       RESPONSIBLE INDIVIDUAL

                                    BALANCE SHEET
                               (General Business Case)

                 For the Month Ended                  MAR-98
                                                  --------------
                                  ($           )
                                     ----------

    Assets


                                                         From Schedules                   Market Value
                                                         --------------                   ------------
    Current Assets

       CASH AND CASH EQUIVALENTS - UNRESTRICTED                                               $238,540
                                                                                       ---------------
       CASH AND CASH EQUIVALENTS - RESTRICTED
                                                                                       ---------------
       ACCOUNTS RECEIVABLE (NET)                            A
                                                                                       ---------------
       INVENTORY                                            B                                       $0
                                                                                       ---------------
       PREPAID EXPENSES
                                                                                       ---------------
       OTHER:  INTEREST RECEIVABLE
             -------------------------                                                 ---------------

      ---------------------------------                                                ---------------
         Total Current Assets                                                                 $238,540
                                                                                       ---------------

    Property and Equipment (Market Value)

       REAL PROPERTY                                        C                                       $0
                                                                                       ---------------
       MACHINERY AND EQUIPMENT                              D                                       $0
                                                                                       ---------------
       FURNITURE AND FIXTURES                               D                                       $0
                                                                                       ---------------
       OFFICE EQUIPMENT                                     D                                       $0
                                                                                       ---------------
       LEASEHOLD IMPROVEMENTS                               D                                       $0
                                                                                       ---------------
       VEHICLES                                             D                                       $0
                                                                                       ---------------
       OTHER:                                               D
             -------------------------                                                 ---------------
                                                            D
      --------------------------------                                                 ---------------
                                                            D
      --------------------------------                                                 ---------------
                                                            D
      --------------------------------                                                 ---------------
                                                            D
      --------------------------------                                                 ---------------
         Total Property and Equipment                                                               $0
                                                                                       ---------------
    Other Assets

       PATENTS, COPYRIGHTS, AND OTHER INTELLECTUAL PROPERTY                                         $0
      -----------------------------------------------------                            ---------------
       ALL TECHNOLOGY SOLD TO TAKAI HOSPITAL IN JULY 1996.
      -----------------------------------------------------                            ---------------

      -----------------------------------------------------                            ---------------

      -----------------------------------------------------                            ---------------

         Total Other Assets                                                                         $0
                                                                                       ---------------
         Total Assets                                                                         $238,540
                                                                                       ---------------
                                                                                       ---------------

    NOTE:
          INDICATE THE METHOD USED TO ESTIMATE THE MARKET VALUE OF ASSETS (E.G., APPRAISALS; FAMILIARITY WITH COMPARABLE MARKET PRICES, ETC.) AND THE DATE THE VALUE WAS DETERMINED.
                                            -----------------------------------

          ---------------------------------------------------------------------

          ---------------------------------------------------------------------

          ---------------------------------------------------------------------

          ---------------------------------------------------------------------

          ---------------------------------------------------------------------

                                LIABILITIES AND EQUITY
                               (General Business Case)

                                    ($         )
                                       --------


    Liabilities                                          From Schedules
                                                         --------------
      Post-Petition

       Current Liabilities

         SALARIES AND WAGES
                                                                                       ---------------
         PAYROLL TAXES
                                                                                       ---------------
         REAL AND PERSONAL PROPERTY TAXES
                                                                                       ---------------
         INCOME TAXES
                                                                                       ---------------
         NOTES PAYABLE (SHORT TERM)
                                                                                       ---------------
         ACCOUNTS PAYABLE (TRADE)                           A                                       $0
                                                                                       ---------------
         REAL PROPERTY LEASE ARREARAGE
                                                                                       ---------------
         PERSONAL PROPERTY LEASE ARREARAGE
                                                                                       ---------------
         ACCRUED PROFESSIONAL FEES                                                            $100,144
                                                                                       ---------------
         CURRENT PORTION OF LONG-TERM DEBT
          (DUE WITHIN 12 MONTHS)
                                                                                       ---------------
         OTHER:      OTHER ACCRUALS                                                             $1,500
             -------------------------                                                 ---------------

        ---------------------------------                                              ---------------

        ---------------------------------                                              ---------------

         Total Current Liabilities                                                            $101,644
                                                                                       ---------------
       Long-Term Debt, Net of Current Portion
                                                                                       ---------------
         Total Post-Petition Liabilities                                                      $101,644
                                                                                       ---------------
    Pre-Petition Liabilities (allowed amount)

         SECURED CLAIMS                                     E
                                                                                       ---------------
         PRIORITY UNSECURED CLAIMS                          E                                       $0
                                                                                       ---------------
         GENERAL UNSECURED CLAIMS                           E                                  $20,000
                                                                                       ---------------
         Total Pre-Petition Liabilities                                                        $20,000
                                                                                       ---------------
         Total Liabilities                                                                    $121,644
                                                                                       ---------------
  Equity (Deficit)

         ---------------------------------------                                       ---------------

         ---------------------------------------                                       ---------------

         ---------------------------------------                                       ---------------

         ---------------------------------------                                       ---------------
       MARKET VALUE ADJUSTMENT
                                                                                       ---------------
         Total Equity (Deficit)                                                               $116,896
                                                                                       ---------------


         Total Liabilities and Equity (Deficit)                                               $238,540
                                                                                       ---------------
                                                                                       ---------------

                                      SCHEDULES
                               (General Business Case)
                                    ($         )
                                       --------

                                      Schedule A
                           Accounts Receivable(Net)/Payable

                                                           Accounts    Accounts Payable     Past Due
    RECEIVABLES AND PAYABLES AGEINGS                      Receivable   [Post Petition]  Post Petition Debt
                                                          ----------   ---------------- ------------------
      0 -30 DAYS                                                  $0              $0
                                                          ----------   --------------- -
      31-60 DAYS                                                  $0                    |
                                                          ----------   ---------------  |
      61-90 DAYS                                                  $0                    |               $0
                                                          ----------   ---------------  | -----------------
      91+ DAYS                                                    $0              $0    |
                                                          ----------   --------------- -
      TOTAL ACCOUNTS RECEIVABLE/PAYABLE                           $0              $0
                                                          ----------   ---------------
                                                                       ---------------
      ALLOWANCE FOR DOUBTFUL ACCOUNTS
                                                          ----------
      ACCOUNTS RECEIVABLE (NET)                                   $0
                                                          ----------
                                                          ----------

                                      Schedule B
                             Inventory/Cost of Goods Sold


    Types and Amount of Inventory(ies)            Cost of Goods Sold
    ----------------------------------            ------------------
                                 Inventory(ies)   INVENTORY BEGINNING OF MONTH
                                   Balance at                                             -----------------
                                  End of Month    ADD -
    RETAIL/RESTAURANTS -                               NET PURCHASES
                                                                                          -----------------
      PRODUCT FOR RESALE   ---------------------       DIRECT LABOR
                                                                                          -----------------
                                                       MANUFACTURING OVERHEAD
                                                                                          -----------------
    DISTRIBUTION -                                     FREIGHT IN
                                                                                          -----------------
      PRODUCT FOR RESALE   ---------------------       OTHER:

                                                       -----------------------            -----------------

    MANUFACTURER -                                     -----------------------            -----------------

      RAW MATERIALS                          $0
                           ---------------------
      WORK-IN-PROGRESS                       $0   LESS -
                           ---------------------
      FINISHED GOODS                         $0        INVENTORY END OF MONTH
                           ---------------------                                          -----------------
                                                       SHRINKAGE
                                                                                          -----------------
    OTHER -                                            PERSONAL USE
                           ---------------------                                          -----------------
      EXPLAIN
              ----------------------------------   COST OF GOODS SOLD                                  $0
                                                                                          ------------------
     -------------------------------------------                                          ------------------
         TOTAL                               $0
                           ---------------------
                           ---------------------

    Method of Inventory Control                     Inventory Valuation Methods
    ---------------------------                     ---------------------------

    DO YOU HAVE A FUNCTIONING PERPETUAL INVENTORY   INDICATE BY A CHECKMARK METHOD OF INVENTORY VALUATION USED.
    SYSTEM?
                YES  X     NO
                    ---       ---

    HOW OFTEN DO YOU TAKE A COMPLETE PHYSICAL       VALUATION METHODS -
    INVENTORY?
                                                       FIFO COST             X
                                                                         ---------
      WEEKLY                                           LIFO COST
                    ---                                                  ---------
      MONTHLY                                          LOWER OF COST OR
                    ---                                  MARKET              X
      QUARTERLY                                                          ---------
                    ---                                RETAIL METHOD
      SEMI-ANNUALLY                                                      ---------
                    ---
      ANNUALLY       X                                 OTHER -
                    ---                                                  ----------
                                                         EXPLAIN
    DATE OF LAST PHYSICAL
    INVENTORY WAS                   12/31/94             --------------------------
                                  ------------
                                                         --------------------------
    DATE OF NEXT PHYSICAL
    INVENTORY IS                  NOT SCHEDULED
                                 ---------------

                                      Schedule C
                                    Real Property


      Description                                                              Cost       Market Value
      -----------                                                              ----       ------------
      ---------------------------------------------------------             ----------   ---------------

      ---------------------------------------------------------             ----------   ---------------

      ---------------------------------------------------------             ----------   ---------------

      ---------------------------------------------------------             ----------   ---------------
         Total                                                                    $0                  $0
                                                                            ----------   ---------------
                                                                            ----------   ---------------

                                      Schedule D
                               Other Depreciable Assets


      Description                                                              Cost       Market Value
      -----------                                                              ----       ------------
      Machinery & Equipment -

      SEE LISTING ATTACHED TO ORIGINAL PETITION FILING - ALL                      $0                  $0
      ---------------------------------------------------------             ----------   ---------------
      EQUIPMENT SOLD TO TAKAI HOSPITAL IN JULY 1996.
      ---------------------------------------------------------             ----------   ---------------

      ---------------------------------------------------------             ----------   ---------------

      ---------------------------------------------------------             ----------   ---------------
         Total                                                                    $0                  $0
                                                                            ----------   ---------------
                                                                            ----------   ---------------
      Furniture & Fixtures -
                                                                                                      $0
      ---------------------------------------------------------             ----------   ---------------

      ---------------------------------------------------------             ----------   ---------------

      ---------------------------------------------------------             ----------   ---------------

      ---------------------------------------------------------             ----------   ---------------
         Total                                                                    $0                  $0
                                                                            ----------   ---------------
                                                                            ----------   ---------------

      Office Equipment -

      SEE LISTING ATTACHED TO ORIGINAL PETITION FILING - ALL
      ---------------------------------------------------------             ----------   ---------------
      EQUIPMENT SOLD TO TAKAI HOSPITAL IN JULY 1996.
      ---------------------------------------------------------             ----------   ---------------

      ---------------------------------------------------------             ----------   ---------------
         Total                                                                    $0                  $0
                                                                            ----------   ---------------
                                                                            ----------   ---------------

      Leasehold Improvements -

      NONE - THE COMPANY DOES NOT CURRENTLY LEASE FACILITIES                                          $0
      ---------------------------------------------------------             ----------   ---------------

      ---------------------------------------------------------             ----------   ---------------

      ---------------------------------------------------------             ----------   ---------------

      ---------------------------------------------------------             ----------   ---------------
         Total                                                                    $0                  $0
                                                                            ----------   ---------------
                                                                            ----------   ---------------

      Vehicles -

      NONE
      ---------------------------------------------------------             ----------   ---------------

      ---------------------------------------------------------             ----------   ---------------

      ---------------------------------------------------------             ----------   ---------------

      ---------------------------------------------------------             ----------   ---------------
         Total                                                                    $0                  $0
                                                                            ----------   ---------------
                                                                            ----------   ---------------

                                      Schedule E
                               Pre-Petition Liabilities

                                                                             Claimed        Allowed
    List Total Claims For Each Classification -                               Amount       Amount (b)
    -----------------------------------------                                -------       ----------
      SECURED CLAIMS (a)                                                    $115,778
                                                                            ----------   ---------------
      PRIORITY CLAIMS OTHER THAN TAXES                                            $0
                                                                            ----------   ---------------
      PRIORITY TAX CLAIMS                                                         $0
                                                                            ----------   ---------------
      GENERAL UNSECURED CLAIMS                                              $586,534            $287,218
                                                                            ----------   ---------------

      (a)  LIST TOTAL AMOUNT OF CLAIMS EVEN IF UNDER SECURED.

      (b) ESTIMATED AMOUNT OF CLAIM TO BE ALLOWED AFTER COMPROMISE OR LITIGATION. AS AN EXAMPLE, YOU ARE A DEFENDANT IN A LAWSUIT ALLEGING DAMAGE OF $10,000,000 AND A PROOF OF CLAIM IS FILED IN THAT AMOUNT. YOU BELIEVE THAT YOU CAN SETTLE THE CASE FOR A CLAIM OF $3,000,000. FOR SCHEDULE E REPORTING PURPOSES YOU SHOULD LIST $10,000,000 AS THE CLAIMED AMOUNT AND $3,000,000 AS THE ALLOWED AMOUNT.

                                      Schedule F



                              Rental Income Information
                      NOT APPLICABLE TO GENERAL BUSINESS CASES.

                                STATEMENT OF OPERATIONS
                               (General Business Case)
                              For the Month Ended    MAR-98
                                                 --------------
                                    $
                                     ------------

              Current Month
-------------------------------------------                                                              Cumulative     Next Month
    Actual       Forecast       Variance                                                               (Case to Date)    Forecast
    ------       --------       --------                                                               --------------    --------
                                                   Revenues

           $0                            $0    1    GROSS SALES
-------------  -------------  -------------                                                            --------------  ------------
           $0                            $0    2    LESS: SALES RETURNS & ALLOWANCES
-------------  -------------  -------------                                                            --------------  ------------
           $0             $0             $0    3    NET SALES                                                                    $0
-------------  -------------  -------------                                                            --------------  ------------
           $0                            $0    4    LESS: COST OF GOODS SOLD     (SCHEDULE 'B')
-------------  -------------  -------------                                                            --------------  ------------
           $0             $0             $0    5    GROSS PROFIT                                                                 $0
-------------  -------------  -------------                                                            --------------  ------------
                                         $0    6    INTEREST
-------------  -------------  -------------                                                            --------------  ------------
                                               7    OTHER INCOME:

                                         $0    8    OTHER INCOME                                             $25,565
-------------  -------------  -------------         --------------------------------------------       --------------  ------------
                                         $0    9
-------------  -------------  -------------         --------------------------------------------       --------------  ------------

           $0             $0             $0   10       Total Revenues                                        $25,565             $0
-------------  -------------  -------------                                                            --------------  ------------


                                                   Expenses

                                         $0   11    COMPENSATION TO OWNER(S)/OFFICER(S)
-------------  -------------  -------------                                                            --------------  ------------
                                         $0   12    SALARIES/COMMISSIONS
-------------  -------------  -------------                                                            --------------  ------------
                                         $0   13    MANAGEMENT FEES
-------------  -------------  -------------                                                            --------------  ------------
                          $0             $0   14    DEPRECIATION                                            $368,860             $0
-------------  -------------  -------------                                                            --------------  ------------
                                         $0   15    TAXES:
-------------  -------------  -------------                                                            --------------  ------------
                                         $0   16       EMPLOYER PAYROLL TAXES
-------------  -------------  -------------                                                            --------------  ------------
                                         $0   17       REAL PROPERTY TAXES
-------------  -------------  -------------                                                            --------------  ------------
                                         $0   18       OTHER TAXES
-------------  -------------  -------------                                                            --------------  ------------
                                         $0   19    OTHER SELLING
-------------  -------------  -------------                                                            --------------  ------------
       $1,183           $800          ($383)  20    OTHER ADMINISTRATIVE                                     $40,066           $500
-------------  -------------  -------------                                                            --------------  ------------
                                         $0   21    INTEREST
-------------  -------------  -------------                                                            --------------  ------------
                                              22    OTHER EXPENSES:
               -------------                                                                           --------------  ------------
                                         $0   23    WRITEDOWN OF RECEIVABLES AND OTHER                      $274,406
-------------  -------------  -------------         --------------------------------------------       --------------  ------------
     ($20,000)                      $20,000   24    REDUCTION OF PAYABLES TO SETTLEMENT AMOUNT             ($455,184)
-------------  -------------  -------------         --------------------------------------------       --------------  ------------
                                         $0   25
-------------  -------------  -------------         --------------------------------------------       --------------  ------------
                                         $0   26
-------------  -------------  -------------         --------------------------------------------       --------------  ------------
                                         $0   27
-------------  -------------  -------------         --------------------------------------------       --------------  ------------
                                         $0   28
-------------  -------------  -------------         --------------------------------------------       --------------  ------------
                                         $0   29
-------------  -------------  -------------         --------------------------------------------       --------------  ------------
                                         $0   30
-------------  -------------  -------------         --------------------------------------------       --------------  ------------

     ($18,817)          $800        $19,617   31      Total Expenses                                        $228,148           $500
-------------  -------------  -------------                                                            --------------  ------------

      $18,817          ($800)       $19,617   32  Subtotal                                                 ($202,583)         ($500)
-------------  -------------  -------------                                                            --------------  ------------

                                                  Reorganization Items
       $6,207         $4,000        ($2,207)  33    PROFESSIONAL FEES                                       $285,218         $4,000
-------------  -------------  -------------                                                            --------------  ------------
                                         $0   34    PROVISIONS FOR REJECTED EXECUTORY CONTRACTS
-------------  -------------  -------------                                                            --------------  ------------
                                                    INTEREST EARNED ON ACCUMULATED CASH
        ($613)         ($400)          $213   35       RESULTING FROM CHP 11 CASE                            (29,972)         ($400)
-------------  -------------  -------------                                                            --------------  ------------
                                         $0   36    LOSS FROM SALE OF EQUIPMENT, INVENTORY AND PATENTS      $450,000
-------------  -------------  -------------                                                            --------------  ------------
                      $3,000         $3,000   37    MISCELLANEOUS                                            $16,952         $3,000
-------------  -------------  -------------         --------------------------------------------       --------------  ------------
                                         $0   38    SETTLEMENTS                                             $682,500
-------------  -------------  -------------         --------------------------------------------       --------------  ------------

       $5,594         $6,600         $1,006   39      Total Reorganization Items                          $1,404,698         $6,600
-------------  -------------  -------------                                                            --------------  ------------

      $13,223        ($7,400)       $20,623   40  Net Profit (Loss) Before Federal & State Taxes         ($1,607,281)       ($7,100)
-------------  -------------  -------------                                                            --------------  ------------
                                         $0   41   FEDERAL & STATE INCOME TAXES
-------------  -------------  -------------                                                            --------------  ------------
      $13,223        ($7,400)       $20,623   42  Net Profit (Loss)                                      ($1,607,281)       ($7,100)
-------------  -------------  -------------                                                            --------------  ------------
-------------  -------------  -------------                                                            --------------  ------------

Explanation of Variance to Statement of Operations
(For variances greater than +/- 10% only)


 AMOUNTS DUE TO UNSECURED CREDITORS WERE ADJUSTED DOWN TO EQUAL AMOUNTS DISTRIBUTED.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                               (General Business Case)



                              For the Month Ended    MAR-98
                                                 --------------



CASH BALANCE BEGINNING OF MONTH                                                                  $240,077
                                                                                           ---------------
                                                                                           ---------------

Cash Receipts (1)                                                                                    $613
                                                                                           ---------------

Cash Disbursements (1)                                                                             $2,150
                                                                                           ---------------

Excess (Deficiency) of Receipts Over Disbursements                                                ($1,537)
                                                                                           ---------------

Cash Balance End of Month                                                                        $238,540
                                                                                           ---------------
                                                                                           ---------------



Recapitulation of Funds Held at End of Month
--------------------------------------------

                                                          Account 1            Account 2            Account 3
                                                          ---------            ---------            ---------
Bank                                                 SILICON VALLEY BANK       MERRILL LYNCH        TRUST ACCT -
                                                   -----------------------  -------------------  -----------------
Account Type                                              CHECKING               CHECKING         MURRAY & MURRAY
                                                   -----------------------  -------------------  -----------------
Account No.                                             3300023699              233-07K66
                                                   -----------------------  -------------------  -----------------
Account Purpose                                    GENERAL OPERATING ACCT.      INVESTMENT
                                                   -----------------------  -------------------  -----------------

Balance, End of Month                                              $4,960              $71           $100,351
                                                   -----------------------  ---------------  -----------------
                                                          Account 1            Account 2            Account 3
                                                          ---------            ---------            ---------
Bank                                                 SILICON VALLEY BANK     DISTRIBUTION ACCT
                                                   -----------------------  -------------------  -----------------
Account Type                                              CHECKING
                                                   -----------------------  -------------------  -----------------
Account No.                                             3300023699
                                                   -----------------------  -------------------  -----------------
Account Purpose                                         MONEY MARKET
                                                   -----------------------  -------------------  -----------------
Balance, End of Month                                            $112,376              $20,782
                                                   -----------------------  -------------------  -----------------


Total Funds on Hand for all Accounts                             $238,540
                                                    ----------------------
                                                    ----------------------




           EFFECTIVE 1/1/95
(1)  EXCLUDING BANK TRANSFERS BETWEEN YOUR ACCOUNTS.